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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
             (Exact name of registrant as specified in its charter)


              NEW JERSEY                             22-3273637
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

        Princeton Pike Corporate Center
        1009 Lenox Drive
        Lawrenceville, NJ                                 08648
        (Address of principal executive office)         (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction
A(c)(1) please check the following box. / /


If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the
Securities Act of 1933 pursuant to
General Instruction A(c)(2) please
check the following box. / /


        Securities to be registered pursuant to Section 12(g) of the Act:

                           COMMON STOCK, NO PAR VALUE
                                (Title of Class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The Registrant hereby incorporates by reference the description of its Common Stock, no par value, contained under the caption "DESCRIPTION OF SECURITIES -- Common Stock" in its Registration Statement on Form SB-2, Registration No. 33-94826-NY, filed with the Commission on July 20, 1995. This Registration Statement on Form 8-A shall be deemed to incorporate by reference the description of the Common Stock contained in any prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933.

ITEM 2.  EXHIBITS
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Exhibit No.                Description                                        Page
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
1                          The section titled "DESCRIPTION OF                 __
                           SECURITIES" included as part of the
                           Registrant's Registration Statement on
                           Form SB-2, as amended, Registration
                           No. 33-94826-NY ("Registration
                           Statement on Form SB-2") is
                           incorporated herein by reference.

2                          The Amended and Restated Certificate               __
                           of Incorporation and the Amended and
                           Restated By-laws of the Registrant filed as Exhibits 3.1 and 3.2 to the Registration
                           Statement on Form SB-2, respectively,
                           are hereby incorporated by reference.

3                          Specimen of Common Stock certificate                3
                           of the Registrant.
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           Physician Healthcare Plan of New
                                           Jersey, Inc.


Date: June 17, 1997                        By:   /s/ Joseph Billotti
                                              -------------------------------
                                                    Joseph Billotti, M.D.
                                                    President and Chairman